UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

RUTH’S HOSPITALITY GROUP, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RUTH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Ruth’s Hospitality Group, Inc. (the “Company”) held on May 23, 2023, the stockholders of the Company voted on: (i) the election of each of the Company’s eight (8) nominees to serve on the Company’s board of directors until the Company’s next annual meeting of stockholders; (ii) an advisory vote to approve the compensation of the Company’s named executive officers; (iii) an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers; and (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2023.

The results of the voting were as follows:

Election of Directors	Votes For	Votes Against	Abstentions	Broker Non-votes
Giannella Alvarez	26,058,640	228,137	7,219	2,785,619
Mary L. Baglivo	26,023,427	263,185	7,384	2,785,619
Carla R. Cooper	24,439,204	1,848,67	6,117	2,785,619
Cheryl J. Henry	25,793,351	493,690	6,955	2,785,619
Stephen M. King	26,153,148	133,467	7,381	2,785,619
Michael P. O’Donnell	25,937,500	348,227	8,269	2,785,619
Marie L. Perry	26,153,357	133,553	7,086	2,785,619
Robin P. Selati	25,430,114	855,719	8,163	2,785,619

Accordingly, each of the eight (8) nominees received a majority of votes cast and therefore was elected to serve as a director until the Company’s next annual meeting of stockholders.

	Votes For	Votes Against	Abstentions	Broker Non-votes
Advisory Vote to Approve Named Executive Officer Compensation	25,459,252	811,759	22,985	2,785,619

Accordingly, a majority of votes were cast in favor of the advisory resolution to approve the compensation of the Company’s named executive officers and the advisory resolution was approved.

Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation	Votes For	Broker Non-votes
One Year	25,077,105	2,785,619
Two Years	71,292
Three Years	1,137,363
Withhold/Abstain	8,236

Accordingly, a majority of votes were cast in favor of an annual advisory resolution to approve the compensation of the Company’s named executive officers.

	Votes For	Votes Against	Abstentions
Ratification of the Appointment of KPMG LLP	28,699,387	352,972	27,257

Accordingly, a majority of votes were cast in favor of the proposal, and the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2023 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: May 26, 2023	By:	/s/ Marcy Norwood Lynch
Marcy Norwood Lynch
Senior Vice President, General Counsel and Corporate Secretary